Exhibit 2

Transactions in the Securities of the Issuer During the Past Sixty Days

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Price ($)	Date of Purchase/Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

Sale of Forward Contract	(91,606)	13.8680	05/07/2025
Purchase to Cover Short of May 23, 2025 Put Option ($15.00 Strike Price)[1]	825,000	0.3200	05/19/2025
Short Sale of June 20, 2025 Put Option ($15.00 Strike Price)[1]	(829,700)	0.5600	05/19/2025
Purchase to Cover Short of June 20, 2025 Put Option ($15.00 Strike Price)[1]	829,700	1.8700	06/17/2025
Short Sale of July 11, 2025 Put Option ($15.00 Strike Price)[1]	(827,100)	1.8300	06/17/2025
Purchase of Common Stock	230,825	12.7370	06/26/2025
Purchase of Common Stock	230,825	12.7370	06/26/2025
Purchase of Common Stock	18,857	12.5010	06/26/2025
Purchase of Common Stock	18,857	12.5010	06/26/2025
Purchase of Common Stock	2,756	12.2650	06/26/2025
Purchase of Common Stock	2,755	12.2650	06/26/2025
Purchase of Common Stock	4,829	12.5050	06/26/2025
Purchase of Common Stock	4,828	12.5050	06/26/2025
Purchase of Common Stock	73,937	12.8340	06/26/2025
Purchase of Common Stock	73,937	12.8340	06/26/2025
Purchase of Common Stock	2,472	12.8230	06/27/2025
Purchase of Common Stock	2,472	12.8230	06/27/2025
Purchase of Common Stock	275,550	12.9510	06/27/2025
Purchase of Common Stock	275,550	12.9510	06/27/2025
Purchase of Common Stock	103,864	13.0120	06/27/2025
Purchase of Common Stock	103,864	13.0120	06/27/2025
Exercise of Forward Contract	1,577,403	13.9140	06/27/2025
Exercise of Forward Contract	1,671,658	14.9040	06/27/2025
Purchase of Common Stock	34,600	13.0200	06/30/2025
Purchase of Common Stock	34,600	13.0200	06/30/2025
Purchase to Cover Short of July 11, 2025 Put Option ($15.00 Strike Price)[1]	827,100	1.6500	07/01/2025
Short Sale of July 1, 2025 Put Option ($15.00 Strike Price)[2]	(804,600)	1.6500	07/01/2025
Acquisition of Common Stock Upon Assignment of July 1, 2025 Put Option ($15.00 Strike Price)[2]	804,600	15.0000	07/01/2025
Purchase of Common Stock	4,110	13.0560	07/01/2025
Purchase of Common Stock	4,110	13.0560	07/01/2025
Purchase of Common Stock	211,128	14.8750	07/02/2025
Purchase of Common Stock	21,191	14.5090	07/02/2025
Purchase of Common Stock	7,228	14.6630	07/02/2025

STARBOARD VALUE AND OPPORTUNITY S LLC

Sale of Forward Contract	(12,609)	13.8680	05/07/2025
Purchase to Cover Short of May 23, 2025 Put Option ($15.00 Strike Price)[1]	114,400	0.3200	05/19/2025
Short Sale of June 20, 2025 Put Option ($15.00 Strike Price)[1]	(115,300)	0.5600	05/19/2025
Purchase to Cover Short of June 20, 2025 Put Option ($15.00 Strike Price)[1]	115,300	1.8700	06/17/2025
Short Sale of July 11, 2025 Put Option ($15.00 Strike Price)[1]	(115,300)	1.8300	06/17/2025
Purchase of Common Stock	64,334	12.7370	06/26/2025
Purchase of Common Stock	5,256	12.5010	06/26/2025
Purchase of Common Stock	768	12.2650	06/26/2025
Purchase of Common Stock	1,346	12.5050	06/26/2025
Purchase of Common Stock	20,607	12.8340	06/26/2025
Purchase of Common Stock	689	12.8230	06/27/2025
Purchase of Common Stock	76,800	12.9510	06/27/2025
Purchase of Common Stock	28,948	13.0120	06/27/2025
Exercise of Forward Contract	216,850	13.9140	06/27/2025
Exercise of Forward Contract	229,823	14.9040	06/27/2025
Purchase of Common Stock	9,643	13.0200	06/30/2025
Purchase to Cover Short of July 11, 2025 Put Option ($15.00 Strike Price)[1]	115,300	1.6500	07/01/2025
Short Sale of July 1, 2025 Put Option ($15.00 Strike Price)[2]	(121,200)	1.6500	07/01/2025
Acquisition of Common Stock Upon Assignment of July 1, 2025 Put Option ($15.00 Strike Price)[2]	121,200	15.0000	07/01/2025
Purchase of Common Stock	1,238	13.0560	07/01/2025
Purchase of Common Stock	31,796	14.8750	07/02/2025
Purchase of Common Stock	3,191	14.5090	07/02/2025
Purchase of Common Stock	1,089	14.6630	07/02/2025

2

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

Sale of Forward Contract	(4,855)	13.8680	05/07/2025
Purchase to Cover Short of May 23, 2025 Put Option ($15.00 Strike Price)[1]	44,500	0.3200	05/19/2025
Short Sale of June 20, 2025 Put Option ($15.00 Strike Price)[1]	(43,400)	0.5600	05/19/2025
Purchase to Cover Short of June 20, 2025 Put Option ($15.00 Strike Price)[1]	43,400	1.8700	06/17/2025
Short Sale of July 11, 2025 Put Option ($15.00 Strike Price)[1]	(44,300)	1.8300	06/17/2025
Purchase of Common Stock	24,712	12.7370	06/26/2025
Purchase of Common Stock	2,019	12.5010	06/26/2025
Purchase of Common Stock	295	12.2650	06/26/2025
Purchase of Common Stock	517	12.5050	06/26/2025
Purchase of Common Stock	7,915	12.8340	06/26/2025
Purchase of Common Stock	264	12.8230	06/27/2025
Purchase of Common Stock	29,500	12.9510	06/27/2025
Purchase of Common Stock	11,119	13.0120	06/27/2025
Exercise of Forward Contract	83,345	13.9140	06/27/2025
Exercise of Forward Contract	88,340	14.9040	06/27/2025
Purchase of Common Stock	3,704	13.0200	06/30/2025
Purchase to Cover Short of July 11, 2025 Put Option ($15.00 Strike Price)[1]	44,300	1.6500	07/01/2025
Short Sale of July 1, 2025 Put Option ($15.00 Strike Price)[2]	(41,600)	1.6500	07/01/2025
Acquisition of Common Stock Upon Assignment of July 1, 2025 Put Option ($15.00 Strike Price)[2]	41,600	15.0000	07/01/2025
Purchase of Common Stock	426	13.0560	07/01/2025
Purchase of Common Stock	10,930	14.8750	07/02/2025
Purchase of Common Stock	1,098	14.5090	07/02/2025
Purchase of Common Stock	374	14.6630	07/02/2025

3

STARBOARD X MASTER FUND LTD

Sale of Forward Contract	(32,724)	13.8680	05/07/2025
Purchase to Cover Short of May 23, 2025 Put Option ($15.00 Strike Price)[1]	286,100	0.3200	05/19/2025
Short Sale of June 20, 2025 Put Option ($15.00 Strike Price)[1]	(281,600)	0.5600	05/19/2025
Purchase to Cover Short of June 20, 2025 Put Option ($15.00 Strike Price)[1]	281,600	1.8700	06/17/2025
Short Sale of July 11, 2025 Put Option ($15.00 Strike Price)[1]	(283,300)	1.8300	06/17/2025
Purchase of Common Stock	158,156	12.7370	06/26/2025
Purchase of Common Stock	12,920	12.5010	06/26/2025
Purchase of Common Stock	1,888	12.2650	06/26/2025
Purchase of Common Stock	3,308	12.5050	06/26/2025
Purchase of Common Stock	50,660	12.8340	06/26/2025
Purchase of Common Stock	188,800	12.9510	06/27/2025
Purchase of Common Stock	71,165	13.0120	06/27/2025
Exercise of Forward Contract	566,267	13.9140	06/27/2025
Exercise of Forward Contract	599,942	14.9040	06/27/2025
Purchase of Common Stock	1,694	12.8230	06/27/2025
Purchase of Common Stock	23,707	13.0200	06/30/2025
Purchase to Cover Short of July 11, 2025 Put Option ($15.00 Strike Price)[1]	283,300	1.6500	07/01/2025
Short Sale of July 1, 2025 Put Option ($15.00 Strike Price)[2]	(302,600)	1.6500	07/01/2025
Acquisition of Common Stock Upon Assignment of July 1, 2025 Put Option ($15.00 Strike Price)[2]	302,600	15.0000	07/01/2025
Purchase of Common Stock	3,092	13.0560	07/01/2025
Purchase of Common Stock	79,412	14.8750	07/02/2025
Purchase of Common Stock	7,970	14.5090	07/02/2025
Purchase of Common Stock	2,719	14.6630	07/02/2025

4

STARBOARD VALUE LP

(Through the Starboard Value LP Account)

Sale of Forward Contract	(18,206)	13.8680	05/07/2025
Purchase of Common Stock	128,837	12.7370	06/26/2025
Purchase of Common Stock	10,525	12.5010	06/26/2025
Purchase of Common Stock	1,538	12.2650	06/26/2025
Purchase of Common Stock	2,695	12.5050	06/26/2025
Purchase of Common Stock	41,268	12.8340	06/26/2025
Purchase of Common Stock	153,800	12.9510	06/27/2025
Purchase of Common Stock	57,972	13.0120	06/27/2025
Exercise of Forward Contract	366,585	14.3080	06/27/2025
Exercise of Forward Contract	385,402	14.0320	06/27/2025
Purchase of Common Stock	1,380	12.8230	06/27/2025
Purchase of Common Stock	19,312	13.0200	06/30/2025
Purchase of Common Stock	2,499	13.0560	07/01/2025
Purchase of Common Stock	416,734	14.8750	07/02/2025
Purchase of Common Stock	41,827	14.5090	07/02/2025
Purchase of Common Stock	14,268	14.6630	07/02/2025

______________________________

1 Represents Shares underlying American-style put options sold short in the over the counter market, that were subsequently covered prior to the expiration date.

2 Represents Shares underlying American-style put options sold short in the over the counter market, that were exercised pursuant to their terms.